UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2023

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2023, the Board of Directors (the “Board”) of Commercial Metals Company (the “Company”) approved new titles for the following officers of the Company: Ty Garrison, Senior Vice President, Operational and Commercial Excellence; Jody Absher, Senior Vice President, Chief Legal Officer and Corporate Secretary; and Jennifer Durbin, Senior Vice President, Chief Human Resources and Communications Officer. Each new title is effective as of October 13, 2023. The Company also entered into amended and restated employment agreements with the officers listed above, effective October 13, 2023, reflecting his or her current title, duties and base salary, among other updates to comply with current law. Mr. Garrison, in his role as Senior Vice President, Operational and Commercial Excellence, will have responsibility for overseeing the Company’s commercial and operations support functions and for leading the Company’s integration, innovation and digital strategies. Also, on October 13, 2023, the Company entered into an amended and restated employment agreement with Paul Lawrence, the Company’s Senior Vice President and Chief Financial Officer, reflecting his current base salary, among other updates to comply with current law.

The description of the amended and restated employment agreements herein does not purport to be complete and is qualified in its entirety by reference to the full text of such employment agreements, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Terms and Conditions of Employment dated as of October 13, 2023 between Commercial Metals Company and Paul Lawrence.

10.2	Amended and Restated Terms and Conditions of Employment dated as of October 13, 2023 between Commercial Metals Company and Ty Garrison.

10.3	Amended and Restated Terms and Conditions of Employment dated as of October 13, 2023 between Commercial Metals Company and Jody Absher.

10.4	Amended and Restated Terms and Conditions of Employment dated as of October 13, 2023 between Commercial Metals Company and Jennifer Durbin.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: October 13, 2023

	By:	/s/ Jody K. Absher
	Name:	Jody K. Absher
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary